SECOND AMENDMENT TO LEASE


        This Agreement made and entered into this 31 day of December, 2000 by and between Rodger P. Nordblom, Peter C. Nordblom and Robert W. Nordblom, as Trustees of Oceana Way Associates (hereinafter called Landlord) and Elcom International, Inc., a Delaware corporation (hereinafter called Tenant).

                                  WITNESSETH:

        WHEREAS, Landlord and Tenants predecessor in interest entered into a lease dated July 15, 1993, as amended by an Agreement of Amendment dated October 20, 1997 (hereinafter called the Lease), with respect to a premises located at 10 Oceana Way, Norwood, Massachusetts.

        WHEREAS, Landlord and Tenant desire to extend the original term of the Lease and modify certain provisions of the Lease.

        NOW, THEREFORE, for valuable consideration, the Lease is hereby modified and amended as follows:

        1. The original term of the Lease is extended through July 31, 2006.

        2. The Annual Fixed Rent Rate and Monthly Fixed Rent Rate for the period August 1, 2001 through July 31, 2004 shall be $375,952 and $31,329.38, respectively, and for the period August 1, 2004 through July 31, 2006 shall be $429,660 and $35,805, respectively.

        3.      Section 2.3 of the Lease is deleted in its entirety.


        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment to take effect as a sealed instrument.

                                    LANDLORD


                                    /s/ Rodger P. Nordblom
                                    As Trustee of Oceana Way Associates,
                                    and not individually


                                    /s/ Robert W. Nordblom
                                    As Trustee of Oceana Way Associates,
                                    And not individually
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                                    TENANT

                                    ELCOM INTERNATIONAL, INC.



                                    By: /s/ Paul Mueller
                                    Its: Vice President of Finance and Treasurer
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